Exhibit o(iii) under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K

                                    EXHIBIT A
                                     to the
                               Multiple Class Plan
                               THE BILTMORE FUNDS
                                Investment Shares
                              Institutional Shares
                           Biltmore Money Market Fund
                       Biltmore Tax-Free Money Market Fund
                     Biltmore U.S. Treasury Money Mary Fund

         This Multiple Class Plan is adopted by The Biltmore Funds with respect to the Class(es) of Shares of the portfolios of The Biltmore Funds set forth above.

         Witness the due execution here of this June 1, 1995.

                                                              The Biltmore Funds


By:  /s/ John W. McGonigle
Title:  President
Date:  June 1, 1995

Superseded by Amendment to Exhibit A dated 3/4/98

                                  AMENDMENT TO
                                    EXHIBIT A
                                     to the
                               Multiple Class Plan
                               THE BILTMORE FUNDS
                          THE BILTMORE MUNICIPAL FUNDS

                             Biltmore Balanced Fund
                         Biltmore Emerging Markets Fund
                              Biltmore Equity Fund
                           Biltmore Equity Index Fund
                           Biltmore Fixed Income Fund
                      Biltmore Georgia Municipal Bond Fund
                   Biltmore North Carolina Municipal Bond Fund
                        Biltmore Quantitative Equity Fund
                      Biltmore Short-Term Fixed Income Fund
                   Biltmore South Carolina Municipal Bond Fund
                          Biltmore Special Values Fund
                                 Class A Shares
                                 Class B Shares
                                 Class Y Shares
                           Biltmore Money Market Fund
                       Biltmore Tax-Free Money Market Fund
                    Biltmore U.S. Treasury Money Market Fund
                      Class Y Shares (Institutional Shares)
                       Class A Shares (Investment Shares)
                       Biltmore Prime Cash Management Fund
                      Class Y Shares (Institutional Shares)


         This Multiple Class Plan is adopted by The Biltmore Funds and The Biltmore Municipal Funds with respect to the Class(es) of Shares of the portfolios of the Funds set forth above.

         Witness the due execution here of this June 6, 1996.

                              The Biltmore Funds
                              The Biltmore Municipal Funds


                              By:  /s/ John W. McGonigle
                              Title:  President
         Date:  June 6, 1996

Superseded by Amendment to Exhibit A dated 7/1/99

                                  AMENDMENT TO
                                    EXHIBIT A
                                     to the
                               Multiple Class Plan
                               THE WACHOVIA FUNDS
                          THE WACHOVIA MUNICIPAL FUNDS


                         Class A Shares, Class B Shares & Class Y Shares of the
following:
                             Wachovia Balanced Fund
                         Wachovia Emerging Markets Fund
                              Wachovia Equity Fund
                           Wachovia Equity Index Fund
                           Wachovia Fixed Income Fund
                      Wachovia Georgia Municipal Bond Fund
                          Wachovia Growth & Income Fund
                     Wachovia Intermediate Fixed Income Fund
                   Wachovia North Carolina Municipal Bond Fund
                        Wachovia Quantitative Equity Fund
                      Wachovia Short-Term Fixed Income Fund
                   Wachovia South Carolina Municipal Bond Fund
                          Wachovia Special Values Fund
                      Wachovia Virginia Municipal Bond Fund

                     Institutional Shares of the following:
                       Wachovia Prime Cash Management Fund

                           Institutional Shares and Investment Shares of the
following:
                           Wachovia Money Market Fund
                       Wachovia Tax-Free Money Market Fund
                    Wachovia U.S. Treasury Money Market Fund


         This Multiple Class Plan is adopted by The Wachovia Funds and The Wachovia Municipal Funds with respect to the Class(es) of Shares of the portfolios of the Funds set forth above.

         Witness the due execution here of this 4th day of March, 1998.

                             The Wachovia Funds
                             The Wachovia Municipal Funds


                             By:  /s/ John W. McGonigle
                             Name:  John W. McGonigle
                             Title: President

                                  AMENDMENT TO
                                    EXHIBIT A
                                     to the
                               Multiple Class Plan
                               THE WACHOVIA FUNDS
                          THE WACHOVIA MUNICIPAL FUNDS


                         Class A Shares, Class B Shares & Class Y Shares of the
following:
                             Wachovia Balanced Fund
                         Wachovia Emerging Markets Fund
                              Wachovia Equity Fund
                           Wachovia Equity Index Fund
                           Wachovia Fixed Income Fund
                      Wachovia Georgia Municipal Bond Fund
                          Wachovia Growth & Income Fund
                     Wachovia Intermediate Fixed Income Fund
                   Wachovia North Carolina Municipal Bond Fund
                          Wachovia Personal Equity Fund
                        Wachovia Quantitative Equity Fund
                      Wachovia Short-Term Fixed Income Fund
                   Wachovia South Carolina Municipal Bond Fund
                          Wachovia Special Values Fund
                      Wachovia Virginia Municipal Bond Fund

                     Institutional Shares of the following:
                       Wachovia Prime Cash Management Fund

                           Institutional Shares and Investment Shares of the
following:
                           Wachovia Money Market Fund
                       Wachovia Tax-Free Money Market Fund
                    Wachovia U.S. Treasury Money Market Fund


         This Multiple Class Plan is adopted by The Wachovia Funds and The Wachovia Municipal Funds with respect to the Class(es) of Shares of the portfolios of the Funds set forth above.

         Witness the due execution here of this 1st day of July, 1999.

                                    The Wachovia Funds
                                    The Wachovia Municipal Funds


                                    By:  /s/ Charles L. Davis, Jr.
                                    Name:  Charles L. Davis, Jr.
                                    Title:  Vice President

                                  AMENDMENT TO
                                    EXHIBIT A
                                     to the
                               Multiple Class Plan
                               THE WACHOVIA FUNDS
                          THE WACHOVIA MUNICIPAL FUNDS


                         Class A Shares, Class B Shares & Class Y Shares of the
following:
                             Wachovia Balanced Fund
                         Wachovia Emerging Markets Fund
                              Wachovia Equity Fund
                           Wachovia Equity Index Fund
                         Wachovia Executive Equity Fund
                      Wachovia Executive Fixed Income Fund
                           Wachovia Fixed Income Fund
                      Wachovia Georgia Municipal Bond Fund
                          Wachovia Growth & Income Fund
                     Wachovia Intermediate Fixed Income Fund
                   Wachovia North Carolina Municipal Bond Fund
                          Wachovia Personal Equity Fund
                        Wachovia Quantitative Equity Fund
                      Wachovia Short-Term Fixed Income Fund
                   Wachovia South Carolina Municipal Bond Fund
                          Wachovia Special Values Fund
                      Wachovia Virginia Municipal Bond Fund

                     Institutional Shares of the following:
                       Wachovia Prime Cash Management Fund

                Institutional Shares and Investment Shares of the
                                   following:
                           Wachovia Money Market Fund
                       Wachovia Tax-Free Money Market Fund
                    Wachovia U.S. Treasury Money Market Fund


         This Multiple Class Plan is adopted by The Wachovia Funds and The Wachovia Municipal Funds with respect to the Class(es) of Shares of the portfolios of the Funds set forth above.

         Witness the due execution here of this 3rd day of June, 1999.

                              The Wachovia Funds
                              The Wachovia Municipal Funds


                              By: /s/ Charles L. Davis, Jr.
                              Name:  Charles L. Davis, Jr.
                              Title:  Vice President